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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                December 26, 2006
                                -----------------
                      (Date of of earliest event reported)

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

         0-26467                                              54-1873112
------------------------------                                ----------
(Commission File Number)                                    (IRS Employer
                                                        Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia            20191
-----------------------------------------------------            -----
(Address of Principal Executive Offices)                      (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
            -------------------------------------------------------------------
            AUDIT REPORT OF COMPLETED INTERIM REVIEW
            ----------------------------------------

            (a) On December 26, 2006, the Audit Committee of Greater Atlantic Financial Corp. (the "Company") concluded that, as a result of losses aggregating approximately $1.4 million discovered in the Company's previously reported investigation into an unreconciled inter-company account at Greater Atlantic Mortgage Corporation, the Company's consolidated financial statements for the quarterly periods ended December 31, 2005 and March 31, 2006 and for the years ended September 30, 2004 and 2005 should be restated and should no longer be relied upon.

            The Company discovered the unreconciled inter-company account during its review of the closing entries to the accounts of Greater Atlantic Mortgage Corporation in conjunction with preparing the Company's consolidated financial statements for the quarterly period ended June 30, 2006. The investigation resulted in a determination that the warehouse account maintained by Greater Atlantic Mortgage Corporation with Greater Atlantic Bank had not been properly reconciled. Greater Atlantic Bank terminated the operations of Greater Atlantic Mortgage Corporation, its wholly-owned mortgage banking subsidiary, effective March 31, 2006.

            In reaching the conclusion to restate the financial statements identified above, the Audit Committee noted that, while the investigation disclosed that the losses were sustained in Greater Atlantic Mortgage Corporation's warehouse account over a period of five years, the loss in any given year did not reach a material amount such as to require restatement. However, the Audit Committee determined to restate the above-referenced financial statements because of the cumulative amount of the loss. The Audit Committee concluded that previously issued statements for the periods identified above should not be relied upon.

            The Audit Committee has discussed the matters disclosed in this filing with BDO Seidman, LLP, the Company's independent registered public accounting firm, in reaching the conclusion to restate the financial statements for the above-referenced periods.

            To facilitate the financial statement restatements, the Company will amend its previously filed Form 10Q's for the periods ended December 31, 2005 and March 31, 2006, and reflect the as-adjusted amounts for the years ended September 30, 2004 and 2005 in the Company's Form 10K for the year ended September 30, 2006, expected to be filed in January, 2007.

            (b) and (c) Not Applicable.


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ITEM 8.01   OTHER EVENTS
            ------------

            On December 29, 2006, the Company issued a news release announcing that the Nasdaq Listing Qualifications Panel had determined to grant the request of the Company for continued listing on The Nasdaq Stock Market, subject to the condition that on or before January 15, 2007, the Company file its Form 10-Q for the quarter ended June 30, 2006, and any required restatements.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            Exhibit 99.1 Greater Atlantic Financial Corp. Press Release, dated December 29, 2006.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GREATER ATLANTIC FINANCIAL CORP.



Date:  December 29, 2006                By: /s/ Carroll E. Amos
                                            ------------------------------------
                                            Carroll E. Amos, President and Chief
                                            Executive Officer